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                                                                   EXHIBIT 23(a)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


            We consent to the incorporation by reference in this Registration Statement on Form 10-SB of Cereus Technology Partners, Inc. (formerly AIM Group, Inc.; the "Company") of our report dated February 19, 1999, relating to the financial statements appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998.


                                              MOORE STEPHENS FROST, PLC

December 13, 1999